Subsequent Events	12 Months Ended
Dec. 31, 2012
Subsequent Events [Abstract]
Subsequent Events
Subsequent Events

Recognizable events

No recognizable events have occurred subsequent to December 31, 2012.

Non-recognizable events

On February 1, 2013, the compensation committee approved 224,349 phantom unit award grants pursuant to our long-term incentive plan. These award grants are performance-based and have a three-year vesting period that will end on December 31, 2015.

On January 31, 2013, we issued 478,566 limited partner units, of which 476,682 were issued to settle unit award grants to certain employees that vested on December 31, 2012 and 1,884 were issued to settle the equity-based retainer paid to one of the directors of our general partner.

On February 14, 2013, we paid cash distributions of $0.50 per unit on our outstanding limited partner units to unitholders of record at the close of business on February 6, 2013. The total distributions paid were $113.3 million.

On February 22, 2013, we announced an agreement to acquire approximately 800 miles of refined products pipeline from Plains All American Pipeline, L.P. for $190 million.  Subject to regulatory approvals, we expect the acquisition to close during the second quarter of 2013.  We expect to fund the acquisition with cash on hand and, if necessary, with borrowings under our revolving credit facility.